                                                                    Exhibit 99.2

                       ALLBRITTON COMMUNICATIONS COMPANY

                         NOTICE OF GUARANTEED DELIVERY
                    (Not to be used for Signature Guaranty)

      As set forth in the Prospectus dated ______, 1998 (the "Prospectus") in the section entitled "The Exchange Offer--Guaranteed Delivery Procedures" and in the accompanying Letter of Transmittal (the "Letter of Transmittal") and Instruction 2 thereto, this form or one substantially equivalent hereto must be used to accept the Exchange Offer if certificates representing 8 7/8% Series A Senior Subordinated Notes due 2008 of Allbritton Communications Company (the "Notes") are not immediately available or time will not permit such holder's Notes or other required documents to reach the Exchange Agent, or complete the procedures for book-entry transfer, prior to the Expiration Date (as defined in the Prospectus) of the Exchange Offer. This form may be delivered by hand or sent by overnight courier, facsimile transmission or registered or certified mail to the Exchange Agent and must be received by the Exchange Agent prior to 5:00 p.m., New York City time on ________, 1998.

                     To State Street Bank and Trust Company
                             (the "Exchange Agent")


By Registered or Certified Mail:        By Overnight Mail or Hand:

 State Street Bank and Trust Company    State Street Bank and Trust Company
      Corporate Trust Department             Corporate Trust Department
 Two International Place-Fourth Floor   Two International Place-Fourth Floor
           Boston, MA 02110                       Boston, MA 02110
       Attention: Kellie Mullen               Attention: Kellie Mullen


                           By Facsimile Transmission
                       (for Eligible Institutions Only):
                                 (617) 664-5784
                            Confirm: (617) 664-5539
                            Attention: Kellie Mullen



          DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

Ladies and Gentlemen:

          The undersigned hereby tender(s) to Allbritton Communications Company the principal amount of the Notes below, upon the terms of and subject to the conditions set forth in the Prospectus and the related Letter of Transmittal and the instructions thereto (which together constitute the "Exchange Offer"), receipt of which is hereby acknowledged, pursuant to the guaranteed delivery procedures set forth in the Prospectus, as follows:

                                              Principal Amount
                     Aggregate Principal    Tendered (must be in
 Certificate Nos.     Amount Represented     integral multiples
                      by Certificate(s)          of $1,000)

------------------  ----------------------  ---------------------

------------------  ----------------------  ---------------------

------------------  ----------------------  ---------------------

------------------  ----------------------  ---------------------


The Book-Entry Transfer Facility
 Account Number (if the Notes will
 be tendered by book-entry transfer)

-------------------------------------------  ---------------------
                                                   Sign Here

-------------------------------------------
Account Number


-------------------------------------------
Principal Amount Tendered
(must be in integral multiples of $1,000)


-------------------------------------------  ---------------------
Number and Street or P.O. Box                City, State, Zip Code


-------------------------------------------
Signatures(s)

Dated:                               , 1996
      -------------------------------

                                   GUARANTEE
                    (Not to be used for signature guarantee)

      The undersigned, a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office in the United States, guarantees (a) that the above named person(s) "own(s)" the principal amount of 8 7/8% Series A Senior Subordinated Notes due 2008 of Allbritton Communications Company (the "Notes") tendered hereby within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended, (b) and such tender of such Notes complies with Rule 14e-4 and (c) to deliver to the Exchange Agent the certificates representing the Notes tendered hereby or confirmation of book-entry transfer of such Notes into the Exchange Agent's account at The Depository Trust Company, in proper form for transfer, together with the Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees and any other required documents, within three
(3) New York Stock Exchange trading days after the Expiration Date.



---------------------------------  -----------------------------
        Name of Firm                     Authorized Signature


---------------------------------  -----------------------------
        Address                                  Title


                                   Name
---------------------------------       ------------------------
        Zip Code                          Please Type or Print

                                   Name
---------------------------------       ------------------------


Area Code and Tel. No.             Dated                  , 1996
                      -----------       ------------------


NOTE: DO NOT SEND CERTIFICATES REPRESENTING NOTES WITH THIS FORM. CERTIFICATES REPRESENTING NOTES SHOULD BE SENT ONLY WITH A LETTER OF TRANSMITTAL.